                                                                Exhibit 10(a)



                                 CML GROUP, INC.
                        AND ITS UNDERSIGNED SUBSIDIARIES
                                 524 Main Street
                           Acton, Massachusetts 01720


                                                    Dated as of October 15, 1996


The First National Bank of Boston
BankAmerica Business Credit, Inc.
c/o The First National Bank of Boston,
     as Administrative Agent
100 Federal Street
Boston, Massachusetts 02110

         Re:      Amendment No. 1 to the Credit Agreement, Consent and Waiver

Ladies and Gentlemen:

         We refer to the Revolving Credit Agreement, dated as of April 17, 1996 (as amended by a letter agreement dated as of June 5, 1996, the "Credit Agreement"), among (i) CML Group, Inc. ("CML"), (ii) NordicTrack, Inc., Nordic Advantage, Inc., OTNC, Inc. (formerly known as The Nature Company), Smith & Hawken, Ltd. and Biscuit Factory Publications Incorporated (d/b/a Hear Music),
(iii) The First National Bank of Boston ("Bank of Boston") and BankAmerica Business Credit, Inc. ("BankAmerica") (each a "Lender" and collectively, the "Lenders") and (ii) Bank of Boston, as administrative, collateral and documentation agent for the Lenders (the "Administrative Agent") and as Issuing Bank. Capitalized terms used and not otherwise defined in this letter agreement (this "Amendment Agreement") shall have the meanings assigned to such terms in the Credit Agreement.

         We have advised the Lenders and the Administrative Agent that: (i) we have not delivered the Agency Account Agreement for Bank of America required to be delivered pursuant to Section 9.14 of the Credit Agreement, (ii) we have not delivered the intellectual property appraisals required to be delivered pursuant to Section 9.16 of the Credit Agreement, (iii) we are not in compliance with the Minimum Quarterly Consolidated EBITDA covenant set forth in Section 11.1 of the Credit Agreement for the fiscal quarter ending July 31, 1996, (iv) we are not in compliance with the Minimum Quarterly EBITDA (NordicTrack) covenant set forth in
Section 11.5 of the Credit Agreement for the fiscal quarter ending July 31, 1996, and (v) we are not in compliance with the Minimum Quarterly EBITDA

(TNC) covenant set forth in Section 11.6 of the Credit Agreement for the fiscal quarter ending July 31, 1996. Each of the foregoing constitute an Event of Default under Section 14.1 of the Credit Agreement (items (iii) through (v) are referred to herein as the "Specified Financial Covenant Events of Default" and items (i) and (ii) are referred to herein as the "Specified Other Events of Default").

         We have further advised you that CML wishes to declare and pay a cash dividend on its outstanding common stock even though we are not in compliance with the Minimum Consolidated EBITDA requirement for payment of dividends set forth in Section 10.4.2(a)(iii) of the Credit Agreement.

         We have requested the undersigned Lenders to (i) waive the Specified Other Events of Default, (ii) waive the Specified Financial Covenant Events of Default for the fiscal quarter ending July 31, 1996, and (iii) consent to the declaration and payment by CML of a cash dividend on or about November 1, 1996 in an aggregate amount not in excess of $500,000.

         In addition, we have requested the undersigned Lenders to amend the Credit Agreement to, among other things, eliminate the Overadvance, to amend certain financial covenants and to address the sale of the assets of OTNC, Inc.

         The undersigned Lenders have advised us that they are prepared to so amend the Credit Agreement, grant the requested consents and waive the Specified Other Events of Default and Specified Financial Covenant Events of Default on the terms, subject to the conditions and in reliance on our representations contained herein.

         Accordingly, CML, the Borrowers, OTNC, Inc. and the Lenders hereby agree as follows:

         SECTION 1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as set forth below.

                  (a) OTNC, Inc. as Borrower. The preamble of the Credit Agreement is amended by deleting the words "THE NATURE COMPANY, a California corporation ("TNC")," and the words ", TNC" where they appear in the preamble.

                  (b) Definitions. Section 1.1 of the Credit Agreement is amended as follows:

                           (i) the definition of "Aggregate Borrowing Base" set
                  forth in such section is amended by deleting the words ", the TNC Borrowing Base";

                           (ii) the definition of "Borrowing Base" set forth in
                  such section is amended and restated in its entirety as follows:

                                    Borrowing Base. Collectively, the
                           NordicTrack Borrowing Base, the S&H Borrowing Base and the Hear Music Borrowing Base.

                           (iii) the definition of "Eligible Inventory" set
                  forth in such section is amended by (A) deleting the comma after the words "Hear Music" in the first line thereof and substituting in place thereof the word "and", (B) deleting the words "and TNC" where they appear in such definition, (C) deleting the dollar amount "$1,750,000" in clause (iii)(C) of such definition and substituting in place thereof the phrase:
                  "$6,000,000 with respect to inventory located at S&H's distribution center and warehouse located at 8145 Holton Drive, Florence, Kentucky and operated by The Discovery Channel Store, Inc. pursuant to the Cooperation and Services Agreement between The Discovery Channel Store, Inc. and S&H, and $1,750,000 with respect to all other inventory locations" and (D) inserting at the end of clause (iii)(y) the following proviso:

                           "provided, however that the Administrative Agent may, in its sole discretion, waive the foregoing requirement with respect to financing statements,";

                           (iv) the definition of "Foreign Pledge Agreement" set
                  forth in such section is amended by deleting the word "TNC" in clause (b) and substituting in place thereof the words "The Nature Company (now known as OTNC)";

                           (v) the definition of "Guarantor" set forth in such
                  section is amended by inserting the words ", OTNC" after the words "CML, each Borrower";

                           (vi) the definition of "Loans" set forth in such
                  section is amended by deleting the words ", the TNC Loans";

                           (vii) the definition of "Note Records" set forth in
                  such section is amended by deleting the words ", the TNC Note Records";

                           (viii) the definition of "Notes" set forth in such
                  section is amended by deleting the words ", the TNC Notes";

                           (ix) the definitions of "Determined Value", "Eligible
                  Machinery and Equipment", "Eligible Real Estate", "Litigation Reserve", "Overadvance", "Overadvance Borrowing Base", "Overadvance Reallocation Date", "Overadvance Reallocation Request", "Permitted Overadvance Amount", "Sub-Overadvance Amount", "TNC", "TNC Borrowing Base", "TNC Loans", "TNC

                  Notes" and "TNC Note Records" set forth in such section are deleted in their entirety; and

                           (x) the following new definition is inserted in the
                  appropriate alphabetical sequence in such section:

                                    OTNC. OTNC, Inc., a California corporation
                           formerly known as The Nature Company.

                  (c) Commitment to Lend NordicTrack Loans. Section 2.1.1 of the Credit Agreement is amended by deleting the following from the proviso in the first sentence of section: "plus the lesser of (i) the Overadvance Borrowing Base less the aggregate outstanding amount of the Overadvances of the other Borrowers (after giving effect to all amounts requested) and (ii) NordicTrack's Sub-Overadvance Amount in effect at such time".

                  (d) Commitment to Lend TNC Loans. Section 2.1.2 of the Credit Agreement is amended by deleting such section in its entirety and substituting in place thereof the phrase "Intentionally Omitted."

                  (e) Commitment to Lend S&H Loans. Section 2.1.3 of the Credit Agreement is amended by deleting the following from the proviso in the first sentence of section: "plus the lesser of (i) the Overadvance Borrowing Base less the aggregate outstanding amount of the Overadvances of the other Borrowers (after giving effect to all amounts requested) and (ii) S&H's Sub-Overadvance Amount in effect at such time".

                  (f) Commitment to Lend Hear Music Loans. Section 2.1.4 of the Credit Agreement is amended by deleting the following from the proviso in the first sentence of section: "plus the lesser of (i) the Overadvance Borrowing Base less the aggregate outstanding amount of the Overadvances of the other Borrowers (after giving effect to all amounts requested) and (ii) Hear Music's Sub-Overadvance Amount in effect at such time".

                  (g) Permitted Overadvance Amount. Section 2.1.5 of the Credit Agreement is amended by deleting such section in its entirety and substituting in place thereof the phrase "Intentionally Omitted".

                  (h) The TNC Notes. Section 2.4.2 of the Credit Agreement is amended by deleting such section in its entirety and substituting in place thereof the phrase "Intentionally Omitted."

                  (i) Interest on Loans. Section 2.5 of the Credit Agreement is amended by (i) deleting the words "which does not constitute an Overadvance" in paragraph (a) of such section and (ii) deleting paragraph

         (c) of such section in its entirety and substituting in place thereof the phrase "Intentionally Omitted."

                  (j) Conversion to Different Type of Loan. Section 2.7.1 of the Credit Agreement is amended by deleting the parenthetical "(excluding the Loans outstanding from time to time which constitute Overadvances)" in the first sentence of such section.

                  (k) Change in Borrowing Bases. Section 2.9 of the Credit Agreement is amended by (i) deleting the words "and the Overadvance Borrowing Base" in the last sentence of such section and (ii) deleting the words "or the Overadvance Borrowing Base, as the case may be," in the last sentence of such section.

                  (l) Mandatory Repayment of NordicTrack Loans. Section 3.2.1 of the Credit Agreement is amended by deleting the following from clause
         (ii) of the first sentence of such section "plus the lesser of (x) the Overadvance Borrowing Base less the aggregate outstanding amount of the Overadvances of the other Borrowers and (y) NordicTrack's Sub-Overadvance Amount in effect at such time".

                  (m) Mandatory Repayment of TNC Loans. Section 3.2.2 of the Credit Agreement is amended by deleting such section in its entirety and substituting in place thereof the phrase "Intentionally Omitted."

                  (n) Mandatory Repayment of S&H Loans. Section 3.2.3 of the Credit Agreement is amended by deleting the following from clause (ii) of the first sentence of such section "plus the lesser of (x) the Overadvance Borrowing Base less the aggregate outstanding amount of the Overadvances of the other Borrowers and (y) S&H's Sub-Overadvance Amount in effect at such time".

                  (o) Mandatory Repayment of Hear Music Loans. Section 3.2.4 of the Credit Agreement is amended by deleting the following from clause
         (ii) of the first sentence of such section "plus the lesser of (x) the Overadvance Borrowing Base less the aggregate outstanding amount of the Overadvances of the other Borrowers and (y) Hear Music's Sub-Overadvance Amount in effect at such time".

                  (p) CML's Depository Arrangements. Section 3.3.2 of the Credit Agreement is amended by (A) deleting the word "and" at the end of clause (ii) in the first sentence of such section and substituting in place thereof a comma and (B) inserting before the period at the end of clause (iii) in the first sentence of such section the clause "and (iv) cause any and all tax refunds received by CML to be immediately deposited into CML's Concentration Account".

                  (q) Commitment to Issue Letters of Credit. Section 4.1.1 of the Credit Agreement is amended by deleting the following from clause
         (b)(ii)(B) of such section: "plus the lesser of (x) the Overadvance Borrowing Base and (y) such Borrower's Sub-Overadvance Amount less the aggregate Sub-Overadvance Amounts allocated to other Borrowers".

                  (r) Notice of Sale of TNC. Section 9.5.6 of the Credit Agreement is amended by deleting such section in its entirety and substituting in place thereof the phrase "Intentionally Omitted."

                  (s) Agency Account Agreements. Section 9.14 of the Credit Agreement is amended by deleting the words "forty-five (45) days after the Closing Date" in the first sentence of such paragraph and substituting in place thereof the words "November 30, 1996".

                  (t) Intellectual Property Appraisals. Section 9.16 of the Credit Agreement is amended and restated in its entirety as follows:

                           9.16. INTELLECTUAL PROPERTY APPRAISALS. As soon as
                  practicable but in any event not later than November 30, 1996, the Borrowers will deliver to the Co-Agents appraisals of NordicTrack's trade names and trademarks performed by a third party mutually agreed upon by the Co-Agents and the Borrowers and such appraisals shall be in form and substance satisfactory to the Co-Agents.

                  (u) Collateral Notes. Section 9.20 of the Credit Agreement is amended by deleting the words ", the TNC Notes".

                  (v) Intercompany Distributions and Restricted Payments.
         Section 10.4.1(c) of the Credit Agreement is amended by deleting clause
         (ii) of such paragraph and substituting in place thereof the following clause: "(ii) $0 in respect of OTNC,".

                  (w) Minimum Quarterly Consolidated EBITDA. Section 11.1 of the Credit Agreement is amended by deleting the table set forth in such section and substituting in place thereof the following table:

                       QUARTER ENDING                MINIMUM CONSOLIDATED EBITDA
                       --------------                ---------------------------

                       July 1996                             $ (27,750,000)
                       October 1996                          $ (19,600,000)
                       January 1997                          $  17,500,000
                       April 1997                            $   6,450,000
                       July 1997                             $  (2,750,000)
                       October 1997                          $    (900,000)
                       January 1998                          $  43,400,000

                                      -7-

                       April 1998                            $ (2,900,000)
                       July 1998                             $  1,300,000
                       October 1998                          $   (900,000)
                       January 1999                          $ 43,400,000

                  (x) Minimum Consolidated EBITDA to Interest Ratio. Section
         11.2 of the Credit Agreement is amended by deleting the table set forth in such section and substituting in place thereof the following table and text:

                       PERIOD ENDING                           RATIO
                       -------------                         ---------

                       April 1997                            2.00:1.00
                       July 1997                             0.50:1.00
                       October 1997                          3.00:1.00
                       January 1998                          3.50:1.00
                       April 1998 and thereafter             4.00:1.00

         For purposes of calculating the foregoing ratio, Consolidated EBITDA and Consolidated Total Interest Expense of CML and its Subsidiaries for the fiscal quarter ending in July 1996 shall be deemed to be zero dollars ($0).

                  (y) Total Liabilities to Tangible Net Worth. Section 11.4 of the Credit Agreement is amended by deleting the table set forth in such section and substituting in place thereof the following table:


                       QUARTER ENDING                          RATIO
                       --------------                        ---------

                       July 1996                             2.00:1.00
                       October 1996                          3.00:1.00
                       January 1997                          2.00:1.00
                       April 1997                            1.80:1.00
                       July 1997                             1.90:1.00
                       October 1997                          2.70:1.00
                       January 1998                          1.60:1.00
                       April 1998                            1.60:1.00
                       July 1998                             1.60:1.00
                       October 1998                          2.70:1.00
                       January 1999                          1.80:1.00

                  (z) Minimum Quarterly EBITDA (NordicTrack). Section 11.5 of the Credit Agreement is amended by deleting the table set forth in such section and substituting in place thereof the following table:

                       QUARTER ENDING                        MINIMUM EBITDA
                       --------------                        --------------

                       July 1996                             $(26,300,000)

                       October 1996                          $(16,750,000)
                       January 1997                          $ 16,950,000
                       April 1997                            $  8,850,000
                       July 1997                             $ (4,150,000)
                       October 1997                          $    600,000
                       January 1998                          $ 28,100,000
                       April 1998                            $  6,400,000
                       July 1998                             $ (1,000,000)
                       October 1998                          $    900,000
                       January 1999                          $ 28,400,000


                  (aa) Minimum Quarterly EBITDA (TNC). Section 11.6 of the Credit Agreement is amended by deleting such section in its entirety and substituting in place thereof the phrase "Intentionally Omitted."

                  (bb) Borrowing Availability. Section 13.6 of the Credit Agreement is amended by deleting the phrase "plus the Permitted Overadvance Amount" from such section.

         SECTION 2. Amendment to Loan Documents. All references in the Loan Documents to "TNC" or "The Nature Company" shall be deemed to refer to OTNC. Effective as of the Amendment No. 1 Effective Date, the Total Commitment shall be permanently reduced to $40,000,000.

         SECTION 3. Waivers and Consents. The Lenders hereby (i) waive the Specified Other Events of Default, (ii) waive the Specified Financial Covenant Events of Default solely for the fiscal quarter ending July 31, 1996, provided that, after giving effect to the amendments contained in Section 1 hereof, CML and its Subsidiaries shall be in compliance with such financial covenants being waived, and (iii) consent to the declaration and payment by CML of a cash dividend on or about November 1, 1996 in an aggregate amount not in excess of $500,000.

         SECTION 4. Conditions. The effectiveness of Sections 1, 2 and 3 above is subject to satisfaction of the following conditions precedent:

                  (a) This Amendment Agreement shall have been duly authorized, executed and delivered to the Administrative Agent by CML, the Borrowers, OTNC, the Lenders and the Administrative Agent.

                  (b) Each of the Guarantors and the Foreign Guarantors shall have duly authorized, executed and delivered to the Administrative Agent its consent to this Amendment Agreement.

                  (c) CML and the Borrowers shall have paid to each Lender an amendment fee equal in each case to $25,000.

         The date on which all of the foregoing conditions are satisfied is referred to herein as the "Amendment No. 1 Effective Date".

         SECTION 5. Representations and Warranties. Each of the Borrowers, CML and OTNC hereby represents and warrants to the Administrative Agent and the Lenders, on and as of the date hereof, as follows:

                  (a) This Amendment Agreement has been duly executed and delivered by each of the Borrowers, CML and OTNC. The execution and delivery by each of the Borrowers, CML and OTNC of this Amendment Agreement and the performance by each of the Borrowers, CML and OTNC of this Amendment Agreement and the Loan Documents, as amended hereby (collectively, the "Amendment Documents"), have been duly authorized by proper corporate proceedings by such Person, and each Amendment Document to which any of the Borrowers, CML and OTNC is a party constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with the terms of such Amendment Document.

                  (b) The execution, delivery and performance of this Amendment Agreement by each of the Borrowers, CML and OTNC (i) are within the corporate authority of such Person, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which CML, any of the Borrowers, OTNC or any of their Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to CML, any of the Borrowers, OTNC or any of their Subsidiaries and (iv) do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, CML, any of the Borrowers, OTNC or any of their Subsidiaries.

                  (c) Each of the representations and warranties of any of CML, the Borrowers and their Subsidiaries contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement are true as of the date as of which they were made and are true as of the date of this Amendment Agreement, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and except to the extent that such representation and warranties relate expressly to any earlier date.

                  (d) On or about September 27, 1996, CML has received a cash refund from the Internal Revenue Service in the amount of $55,900,000 in respect of its tentative carryback adjustment under Section 6411 of the Code with respect to CML's consolidated net operating loss for CML's fiscal year 1996.

                  (e) After giving effect to this Amendment Agreement, no Default or Event of Default will be continuing under the Credit Agreement.

         SECTION 6. Continued Validity of Loan Documents. Except for the amendments of the Credit Agreement and other Loan Documents pursuant to Sections 1 and 2 hereof and the waivers and consents granted pursuant to Section 3 hereof, this Amendment Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect. The Lenders shall not have any obligation to grant any further waiver or consent with respect to the subject matter of the waivers and consents granted herein or any other waivers or consents.

         SECTION 7. Legal Fees. Each of the Borrowers and CML confirms and agrees that it shall pay or reimburse the Administrative Agent for all legal fees and disbursements of legal counsel for the Administrative Agent in connection with this Amendment Agreement and the financing arrangements governed by the Credit Agreement.

         SECTION 8. Loan Documents. From and after the date hereof, this Amendment Agreement shall be deemed a Loan Document for all purposes of the Credit Agreement, and each reference to Loan Documents in the Credit Agreement shall be deemed to include this Amendment Agreement.

         SECTION 9. APPLICABLE LAW. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         SECTION 10. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the date first above written.

                                    Very truly yours,

                                    CML GROUP, INC.


                                    By: /s/ Glenn E. Davis
                                       ----------------------------------------
                                       Glenn E. Davis, Vice President - Finance

                                    NORDICTRACK, INC.
                                    NORDIC ADVANTAGE, INC.
                                    SMITH & HAWKEN, LTD.
                                    BISCUIT FACTORY PUBLICATIONS
                                    INCORPORATED (d/b/a HEAR MUSIC)


                                    By: /s/ Glenn E. Davis
                                       ----------------------------------------
                                       Glenn E. Davis, Vice President

                                    For purposes of Sections 3.3, 7, and
                                    21-28 of the Credit Agreement:

                                    OTNC, INC.


                                    By: /s/ Glenn E. Davis
                                       ----------------------------------------
                                       Glenn E. Davis, Vice President

Agreed to and Accepted By:

THE FIRST NATIONAL BANK
    OF BOSTON, individually and as
    Administrative Agent, Co-Agent and Issuing Bank


By: /s/ Brent E. Shay
    --------------------------------
    Brent E. Shay, Director

BANKAMERICA BUSINESS CREDIT, INC.,
    individually and as Co-Agent


By: /s/ Richard Levenson
    --------------------------------
    Richard Levenson, Vice President

                  CONSENT OF GUARANTORS AND FOREIGN GUARANTORS

         Each of the undersigned hereby acknowledges and consents to the Amendment No. 1 to Credit Agreement, dated as of October 15, 1996 and agrees that the Guaranty dated as of April 17, 1996 executed by such Person in favor of the Administrative Agent and the Lenders or, as the case may be, the Foreign Guaranty dated in April 1996 executed by such Person in favor of the Administrative Agent and the Lenders, and all of the other Loan Documents to which such Person is a party remain in full force and effect, and such Person confirms and ratifies all of its obligations thereunder.



                                    OCR, INC.
                                    OBW, INC.
                                    WFH GROUP, INC.
                                    CML INTERNATIONAL (FSC), LTD.
                                    THE NATURE COMPANY LIMITED
                                    NORDICTRACK (U.K.) LTD.
                                    NORDIC ADVANTAGE OF ONTARIO, INC.


                                    By: /s/ Glenn E. Davis
                                       ----------------------------------------
                                       Glenn E. Davis, Vice President


                                    NORDICTRACK GmbH



                                    By: /s/ Glenn E. Davis
                                       ----------------------------------------
                                       Title: Vice President